UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2021

GreenVision Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 36th Floor

New York, NY 10019

(Address of Principal Executive Offices, and Zip Code)

(212) 786-7429

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of share of Common Stock, one redeemable warrant, and one right	GRNVU	The Nasdaq Stock Market LLC
Common Stock, $0.00001 par value	GRNV	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock	GRNVW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of Common Stock	GRNVR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on February 8, 2021, GreenVision Acquisition Corp., a Delaware corporation (“GreenVision”), entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) with GreenVision Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of GreenVision (“Merger Sub”), Helbiz, Inc., a Delaware corporation (“Helbiz”) and the representative of the Helbiz shareholders. Pursuant to the terms of the Merger Agreement, and subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into Helbiz (the “Merger”), with Helbiz surviving the Merger in accordance with the Delaware General Corporation Law as a wholly-owned subsidiary of GreenVision (the “Business Combination”).

On March 10, 2021, in support of the Business Combination, GreenVision entered into subscription agreements (each, a “Subscription Agreement”) with certain institutional investors (the “PIPE Investors”), pursuant to which the investors agreed to purchase an aggregate of 3,000,000 shares of GreenVision’s Common Stock and warrants to purchase 3,000,000 shares of common stock (the “PIPE Warrants”) for a purchase price of $10.00 per each unit of one share and one warrant for an aggregate commitment of $30,000,000 in a private placement (the “PIPE”) to be consummated concurrently with the Business Combination (the “Closing”). Each PIPE Warrant will be exercisable for a share of common stock at an exercise price of $11.50 per shares. Upon the Closing, GreenVision is expected to amend its Certificate of Incorporation to effect a change in the classification of its authorized shares of capital stock and upon the effectiveness of such amendment, that the outstanding shares of the Common Stock of the Company may be characterized as “Class A Common Stock”, par value $0.00001 per share.

The PIPE is conditioned on the concurrent closing of the Business Combination and other customary closing conditions. The PIPE Investors were also given registration rights in the Subscription Agreements pursuant to which GreenVision will be required to file a resale registration statement for the shares issued to the PIPE Investors within 30 days after the Closing and use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof (but no later than the earlier of (i) the 45th calendar day following the filing date (or the 75th calendar day if the SEC notifies GreenVision (orally or in writing) that it will “review” the registration statement) and (ii) the 2nd business day after the date GreenVision is notified (orally or in writing) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review). Each PIPE Investor agreed in the Subscription Agreement that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in GreenVision’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom). The proceeds from the PIPE will be used to provide working capital and funds for corporate purposes for GreenVision following the Closing.

A copy of the form of Subscription Agreement and form of PIPE Warrant are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference, and the foregoing description of the Subscription Agreement and PIPE Warrant is qualified in its entirety by reference thereto.

Item 3.02 Entry into a Material Definitive Agreement.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.  The GreenVision securities to be issued pursuant to the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, Regulation D, and/or Regulation S promulgated thereunder.

Item 7.01 Regulation FD.

On March 11, 2021, GreenVision issued a press release announcing its execution of the Subscription Agreements for the PIPE. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

IMPORTANT NOTICES

Participants in the Solicitation

GreenVision Acquisition Corp. and its directors and executive officers may be deemed participants in the solicitation of proxies from GreenVision’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in GreenVision is contained in GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429. Additional information regarding the interests of such participants will be contained in the proxy statement for the Business Combination when available.

Helbiz and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of GreenVision in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, GreenVision intends to file a preliminary proxy statement. GreenVision will mail a definitive proxy statement and other relevant documents to its stockholders. GreenVision’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about GreenVision, Helbiz and the Business Combination. INVESTORS AND SECURITY HOLDERS OF GREENVISION ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT GREENVISION WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREENVISION, HELBIZ AND THE TRANSACTION. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of GreenVision as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. GreenVision and Helbiz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GreenVision’s and Helbiz’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside GreenVision’s and Helbiz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against GreenVision or Helbiz following the announcement of the Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of GreenVision or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Helbiz may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the Business Combination, including those under “Risk Factors” therein, and in GreenVision’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that GreenVision considers immaterial or which are unknown. GreenVision cautions that the foregoing list of factors is not exclusive. GreenVision cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. GreenVision does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description

10.1	Form of Subscription Agreement
10.2	Form of PIPE Warrant
99.1	Press Release dated March 11, 2021*

* Furnished but not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GreenVision Acquisition Corp.

	By:	/s/ Zhigeng (David) Fu
	Name:	Zhigeng (David) Fu
	Title:	Chief Executive Officer

Date: March 11, 2021

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